Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:

Mark H. Perry

Interim Senior Vice President and Chief Financial Officer

(510) 420-7400

mhperry@netopia.com

Netopia Reports First Quarter Results for Fiscal Year 2005

EMERYVILLE, Calif., February 9, 2005 — Netopia, Inc. (NTPA.PK), a market leader in broadband gateways and service delivery software, today announced results for the first quarter of fiscal year 2005. Revenues for the first fiscal quarter ended December 31, 2004 were $29.3 million, a 3.6% increase from $28.3 million for the same period in the prior fiscal year.

Net loss on a GAAP basis for the first fiscal quarter was ($1.6) million or ($0.07) per share, compared to net income of $1.2 million or $0.04 per diluted share for the same period in the prior fiscal year. As discussed in Netopia’s Annual Report on Form 10-K for the fiscal year ended September 30, 2004, the results for the first fiscal quarter ended December 31, 2003 have been restated from the previously reported results.

“We are pleased to report record revenues for the first fiscal quarter. Our broadband equipment revenues rose more than 10% over the same period last year. In both years, we experienced a strong seasonal benefit as our telco customers promoted broadband for the holiday season,” said Alan Lefkof, Netopia’s president and CEO. “We are continuing to strengthen our relationships with key customers and to invest in developing the right products and services for the rapidly changing broadband marketplace.”

Note:

Netopia will host a conference call to discuss its results for the first fiscal quarter ended December 31, 2004. The conference call will take place on Wednesday, February 9, 2005 at 5:00 p.m. Eastern time (2:00 p.m. Pacific time). The conference call will be broadcast live on the Internet and can be accessed by visiting Netopia’s web site at www.netopia.com. To join the telephone conference, dial (913) 981-4911 and enter the pass code 187489.

An archived recording of the conference call will be available on Netopia’s web site for one year, and by telephone from February 9 – February 16, 2005. To listen to the archived recording, dial (719) 457-0820 and enter the pass code 187489, or go to Netopia’s web site.

About Netopia

Netopia, Inc. is a market leader in broadband products and services that enable service providers to improve their profitability. Its portfolio of wired and wireless gateways, software, and value-added services enhance revenue generation while reducing costs for carriers and broadband service providers. Netopia’s Wi-Fi CERTIFIED™ gateways feature 3-D Reach™ technology for enhanced wireless range, security, and performance. The company has established strategic distribution relationships with leading carriers and broadband service providers including Belgacom, BellSouth, Covad Communications, EarthLink, eircom, Hong Kong Telecom/PCCW, MegaPath Networks, Netifice, SBC Communications, Swisscom, and Verizon. Netopia also offers powerful remote-control software for IT support organizations.

Headquartered in Emeryville, California, Netopia’s common stock trades on the pink sheets under the symbol “NTPA.PK.” Further information about Netopia can be obtained via phone (510) 420-7400, fax (510) 420-7601, or on the Web at www.netopia.com.

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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

Portions of this release that are not statements of historical fact may include forward-looking statements. Statements regarding Netopia, Inc.’s beliefs, plans, expectations or intentions regarding the future are forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements concerning product development, anticipated new products and customers, growth opportunities, and future operating results. Netopia’s actual results could differ materially. Factors that might cause a difference include, but are not limited to: Netopia’s continued ability to form key relationships for our broadband products and services; Netopia’s ability to enter into new distribution partnerships; Netopia’s ability to develop new broadband products and services in a timely manner; market acceptance of Netopia’s broadband products and services; Netopia’s ability to list its common stock on the Nasdaq Stock Market; the pace of development and market acceptance of Netopia’s products and the market for broadband products and services generally; the highly competitive nature of Netopia’s markets and competitive pricing pressures; the uncertainties associated with international operations; intense competition from third parties offering competitive broadband products and services; and economic conditions generally. In addition, prior period-to-period comparisons of revenues are not necessarily indicative of period-to-period comparative revenues in future periods. Prospective and current investors are cautioned not to place undue reliance on any forward-looking statements. Further, Netopia expressly disclaims any obligation to revise or update any of the forward-looking statements contained herein to reflect future events or developments after the date hereof. Netopia does not undertake to update any oral or written forward looking-statement that may be made by or on behalf of Netopia. For more information concerning Netopia and risk factors that may affect Netopia’s future results and may cause actual results to vary from results anticipated in forward-looking statements, including risk factors relating to Netopia’s existing and potential securities litigation relating to the restatements described in Netopia’s Annual Report on Form 10-K for the fiscal year ended September 30, 2004 and a formal investigation commenced by the Securities and Exchange Commission to determine whether any federal securities laws may have been violated, investors should review Netopia’s public filings with the United States Securities and Exchange Commission, which are available by calling Netopia at (510) 420-7516 or online at www.sec.gov.

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All company names, brand names and product names are trademarks of their respective holder(s).

GAAP Condensed Consolidated Statements of Operations

for the Three Months Ended December 31

	Three Months Ended
Three months ended December 31,	2004	2003 (Restated)*
	(in thousands, except per share amounts)
REVENUES:
Broadband equipment	$26,197	$23,657
Broadband software and services	3,121	4,652

Total revenues	29,318	28,309

COST OF REVENUES:
Broadband equipment	19,945	16,450
Broadband software and services	266	208
Amortization of acquired technology	300	300
Total cost of revenues	20,511	16,958

GROSS PROFIT	8,807	11,351

OPERATING EXPENSES:
Research and development	3,206	3,951
Selling and marketing	5,085	5,026
General and administrative	2,195	1,235
Amortization of intangible assets	86	86

Total operating expenses	10,572	10,298

OPERATING INCOME (LOSS)	(1,765)	1,053

Other income (loss), net	148	168

Provision for income taxes	24	57

NET INCOME (LOSS)	$(1,641)	$1,164

Per share data, net income (loss):
Basic net income (loss) per share	$(0.07)	$0.05

Diluted net income (loss) per share	$(0.07)	$0.04

Shares used in the basic per share calculation	24,748	22,236

Shares used in the diluted per share calculation	24,748	26,020

*	See Netopia, Inc. Annual Report on Form 10-K for the fiscal year ended September 30, 2004 for a description of the restatements of financial results for prior periods.

Condensed Consolidated Balance Sheets

	December 31, 2004	September 30, 2004*
	(in thousands)
ASSETS
Current assets
Cash and short-term investments	$23,838	$23,973
Trade receivables, net	17,537	17,812
Inventories, net	7,324	6,280
Prepaid expenses and other current assets	1,048	1,226

Total current assets	49,747	49,291
Furniture, fixtures and equipment, net	2,620	2,694
Intangible assets, net	5,272	5,684
Long-term investments	1,032	1,032
Deposits and other assets	808	886

TOTAL ASSETS	59,479	59,587

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities	19,452	18,051
Long-term liabilities	451	406

Total liabilities	19,903	18,457
Stockholders’ equity	39,576	41,130

Total liabilities and stockholders’ equity	$59,479	$59,587

*	Derived from the audited consolidated balance sheets dated September 30, 2004 included in Netopia, Inc.’s 2004 Annual Report on Form 10-K for the fiscal year ended September 30, 2004.